UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026

PROLOGIS, INC.

PROLOGIS, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On August 5, 2026, Prologis, Inc. (the “Company” or “Prologis”) received notice that J.P. Morgan Securities LLC and BofA Securities, Inc., the underwriters in the Company’s recent underwritten offering of 15,000,000 shares of its common stock, $0.01 par value per share, which closed on August 5, 2026, exercised their right to purchase an additional 2,250,000 shares of common stock pursuant to the option granted to them by the Company in the underwriting agreement relating to the offering. The aggregate net proceeds to the Company from the sale of the additional shares will be approximately $312.2 million, after the underwriting discount, but before estimated transaction expenses. The closing for the issuance and sale of the additional shares will be on August 7, 2026, subject to customary closing conditions.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale is not permitted. All of the shares of common stock are being offered pursuant to the Company’s effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”). A final prospectus supplement, dated August 4, 2026, and accompanying prospectus relating to the offering has been filed with the SEC, a copy of which may be obtained by visiting the EDGAR database on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

The statements in this document that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate as well as management’s beliefs and assumptions. Such statements involve uncertainties that could significantly impact our financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates” including variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address the exercise of the underwriters’ option to purchase additional shares, including expected net proceeds to the Company and the anticipated closing date, are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) international, national, regional and local economic and political climates and conditions; (ii) changes in global financial markets, interest rates and foreign currency exchange rates; (iii) increased or unanticipated competition for our and SEGRO plc’s (“SEGRO”) properties; (iv) risks associated with acquisitions, dispositions and development of properties, including those specific to data center development and the integration of the operations of significant real estate portfolios; (v) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (vi) availability of financing and capital, the levels of debt that Prologis and SEGRO maintain and their credit ratings; (vii) risks related to Prologis’ and SEGRO’s investments in and management of their co-investment ventures, including our ability to establish new co-investment ventures; (viii) risks of doing business internationally, including currency risks; (ix) environmental uncertainties, including risks of natural disasters; (x) risks related to global pandemics; (xi) Prologis’ and SEGRO’s ability to complete the combination on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties relating to satisfying the conditions to the combination; (xii) the effect of the combination on the ability of Prologis and SEGRO to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (xiii) failure to realize the expected benefits or synergies of the combination; (xiv) significant transaction costs and/or unknown or inestimable liabilities; (xv) the risk of shareholder litigation in connection with the combination, including resulting expense or delay; (xvi) the risk that SEGRO’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (xvii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance; (xviii) risks related to the market value of the Prologis common stock to be issued in the combination, including foreign currency exchange rates; (xix) other risks related to the completion of the combination and actions related thereto; and (xx) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent documents filed with the SEC by us under the heading “Risk Factors.” We undertake no duty to update any forward-looking statements appearing in this document except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: August 6, 2026	By:	/s/ Alison Butler
Name: Alison Butler Title: Senior Vice President and Head of Corporate Legal

PROLOGIS, L.P. By: Prologis, Inc., its general partner

Date: August 6, 2026	By:	/s/ Alison Butler
Name: Alison Butler Title: Senior Vice President and Head of Corporate Legal